UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): July 1, 2016

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

APX Group Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating certain information from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”), originally filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2016, solely to reflect, for all periods presented, the retrospective effects of the adoption of an accounting standards update in the audited consolidated financial statements of the Company.

Effective January 1, 2016, the Company adopted the Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” The audited consolidated financial statements of the Company as of December 31, 2015 and December 31, 2014 and for the three-year period ended December 31, 2015, including the notes thereto and the reports of Ernst & Young LLP thereon have been reissued as of July 1, 2016 and reflect the adoption and retrospective application of this ASU to the consolidated balance sheets of the Company as of December 31, 2015 and 2014, as described in Note 20 (the adoption of this ASU did not have any impact on the Company’s consolidated statements of operations, comprehensive loss, cash flows or changes in equity (deficit)).

To reflect all of the changes noted above, the following Items of the 2015 Form 10-K are being adjusted retrospectively (which Items as adjusted are attached as Exhibits hereto and incorporated by reference herein):

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data

This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2015 Form 10-K, and does not modify or update in any way the disclosures made in the 2015 Form 10-K other than as required to retrospectively reflect the changes from the adoption of new accounting guidance, as described above, and the subsequent events disclosure as described in Note 21. All other information in the 2015 Form 10-K remains unchanged. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the 2015 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. The information in this Current Report with respect to the Company should be read in conjunction with the 2015 Form 10-K and the subsequent Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2016, filed on May 4, 2016. For information on developments since the filing of the 2015 Form 10-K, please refer to the Company’s subsequent filings with the Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is not an amendment to, or a restatement of, the 2015 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Item 6. Selected Financial Data

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data

Exhibit 101.INS	XBRL Instance Document (furnished herewith as provided in Rule 406T of Regulation S-T)

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document (furnished herewith as provided in Rule 406T of Regulation S-T)

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale R. Gerard
Name:	Dale R. Gerard
Title:	Senior Vice President of Finance and Treasurer

Date: July 1, 2016